Filings that have been previously made by the Lehman ABS Corporation will now be made under each of the following trusts.

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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-17
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-19
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-20
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-21
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-22
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-24
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-25
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-26
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Series 2001-27
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Royal Caribbean
Debenture-Backed Series 2001-30
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Toys "R" Us
Debenture-Backed Series 2001-31
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, AT&T Note-Backed
Series 2001-33
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Goodyear Tire & Rubber
Note-Backed Series 2001-34
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Corning
Debenture-Backed Series 2001-35
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, Ford Motor Co.
Debenture-Backed Series 2001-36
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LEHMAN ABS CORP CORPORATE BACKED TRUST CERTIFICATES, W.R. Berkley
Capital Trust Securities-Backed Series 2002-1
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